UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2008
FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33156 (Commission File Number)	20-4623678 (I.R.S. Employer Identification No.)
350 West Washington Street
Suite 600
Tempe, Arizona 85281
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 414-9300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 23, 2008, at the 2008 annual shareholders’ meeting of First Solar, Inc. (the “Company”), the Company’s shareholders elected the following eight directors: Michael J. Ahearn, Craig Kennedy, James F. Nolan, J. Thomas Presby, Bruce Sohn, Paul H. Stebbins, Michael Sweeney and José H. Villarreal. Each of these directors was serving as a director of the Company prior to the 2008 annual shareholders’ meeting. These directors were elected to serve until the Company’s next annual shareholders’ meeting or until their respective successors are elected and qualified.
     Additional information about the Company’s directors is available in the Company’s proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 22, 2008.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.
Date: May 27, 2008	By:	/s/ John T. Gaffney
		Name:	John T. Gaffney
		Title:	Executive Vice President